UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2004

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

6800 N. Dale Mabry Highway, Suite 268, Tampa, Florida 33614
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 8, 2004, the Registrant issued a press release announcing that the Registrant's Board of Directors has elected the Honorable Jane Swift to serve on its Board of Directors as a Class III member, effective as of November 3, 2004. Ms. Swift was also appointed to the Audit Committee of the Board of Directors. There is no arrangement or understanding pursuant to which Ms. Swift was selected as a director and there are no related party transactions between the Registrant and Ms. Swift. A copy of the press release is attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release, dated November 8, 2004, announcing the appointment of the Honorable Jane Swift to the Registrant's Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

November 8, 2004	By:	/s/ Todd S. Farha

Name: Todd S. Farha
Title: President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated November 8, 2004, announcing the appointment of the Honorable Jane Swift to the Registrant's Board of Directors.